UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2018 (November 8, 2018)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue, Suite 130, Lake Success, NY 11042
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission.  Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01.     Entry into a Material Definitive Agreement.
On November 8, 2018, Universal Processing Services of Wisconsin LLC and Premier Payments LLC (collectively, the “Borrowers”), each of which is a wholly owned portfolio company of Newtek Business Services Corp. (the “Company”), entered into a Credit Agreement, (the “Credit Agreement”), with the several banks and other parties from time to time parties thereto as lenders (the “Lenders”), and Webster Bank, National Association (“Webster Bank”) as administrative agent for itself and each of the other Lenders party thereto. Pursuant to the terms of the Credit Agreement, the Lenders made available to the Borrowers term loans up to an aggregate principal amount of $35,000,000 and a revolving facility up to an aggregate principal amount of $15,000,000 (collectively, the “Loans”).
Additionally, on that same date, the Company entered into a Parent Guaranty Agreement (the “Guaranty”) with Webster Bank, as administrative agent for the Lenders from time to time party to the Credit Agreement. Pursuant to the terms of the Guaranty, the Company has unconditionally guaranteed the prompt and unconditional payment of all of the Borrowers’ obligations under the Credit Agreement, including all advances under the Credit Agreement.
The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: November 8, 2018	By:	/S/ BARRY SLOANE
Barry Sloane
Chairman of the Board and Chief Executive Officer